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                                                                   Exhibit 10.37

                             THIRD AMENDMENT TO THE
                         PREMCOR RETIREMENT SAVINGS PLAN

PREAMBLE

1. Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

2. Suppression of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

3.     Only the provisions checked below shall apply.

[ ]    SECTION I. PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

Effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

[X]    SECTION II. LIMITATIONS ON CONTRIBUTIONS

1. Effective date. This section shall be effective for limitation years beginning after December 31, 2001.

2. Maximum annual addition. Except to the extent permitted under section XIII of this amendment and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

(a) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

(b)    100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

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[X]    SECTION III. INCREASE IN COMPENSATION LIMIT

The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

[X]    SECTION IV. MODIFICATION OF TOP-HEAVY RULES

1. Effective date. This section shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends sections 18 and 19 of the plan.

2.     Determination of top-heavy status.

2.1. Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

2.2. Determination of present values and amounts. This section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

2.2.1. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

2.2.2. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

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3.     Minimum benefits.

3.1. Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

3.2. Contributions under other plans. The employer may provide in the space below that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met). (The employer should describe below the extent, if any, to which the top-heavy minimum benefit requirement of section 416(c) of the Code and the plan shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.)

[ ]    SECTION V. VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

1. Applicability. This section shall apply to participants with accrued benefits derived from employer matching contributions who complete an hour of service under the plan in a plan year beginning after December 31, 2001[, but only with respect to matching contributions for plan years beginning after December 31, 2001]. Note -- remove bold and brackets if applicable, otherwise delete.

2. Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided by the employer below.

Vesting Schedule for Employer Matching Contributions (Check one):

[ ]    Option 1. A participant's accrued benefit derived from employer matching contributions shall be fully and immediately vested.

[ ]    Option 2. A participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service.

[ ]    Option 3. A participant's accrued benefit derived from employer matching contributions shall vest according to the following schedule:

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
Years of vesting service             Nonforfeitable percentage
         2                                         20
         3                                         40
         4                                         60
         5                                         80
         6                                         100

[X]    SECTION VI. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

1. Effective date. This section shall apply to distributions made after December 31, 2001.

2. Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in section 17.14 of the plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

3. Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions in section 17.14 of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

4. Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in section 17.14 of the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

[X]    SECTION VII. ROLLOVERS FROM OTHER PLANS

       If provided by the employer below, the plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the types of plans specified below, beginning on the effective date specified below.

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Direct Rollovers:

The plan will accept a direct rollover of an eligible rollover distribution from: (Check each that applies or none.)

           a qualified plan described in section 401(a) or 403(a) of the Code,
-----      excluding after-tax employee contributions.

  X        a qualified plan described in section 401(a) or 403(a) of the Code,
-----      including after-tax employee contributions.


  X        an annuity contract described in section 403(b) of the Code,
-----      excluding after-tax employee contributions.


  X        an eligible plan under section 457(b) of the Code which is maintained
----- by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from Other plans:

The plan will accept a participant contribution of an eligible rollover distribution from: (Check each that applies or none.)

  X        a qualified plan described in section 401(a) or 403(a) of the Code.
-----

  X        an annuity contract described in section 403(b) of the Code.
-----

  X        an eligible plan under section 457(b) of the Code which is maintained
----- by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from IRAs:

The plan: (Choose one.)

  X        will
-----

           will not
-----

accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

Effective Date of Direct Rollover and Participant Rollover Contribution
Provisions:

Section VII, Rollovers From Other Plans, shall be effective: January 1, 2002.


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[X]    SECTION VIII. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

1. Applicability and effective date. This section shall apply if elected by the employer and shall be effective with respect to distributions made after December 31, 2001 with respect to participants who separated from service after December 31, 2001.)

2. Rollovers disregarded in determining value of account balance for involuntary distributions. If elected by the employer, for purposes of sections
9.1.1 and 10.1.1 of the plan, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, the plan shall immediately distribute the participant's entire nonforfeitable account balance.

[ ]    SECTION IX. REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation section 1.401(m)-2 and section __ of the plan shall not apply for plan years beginning after December 31, 2001.

[X]    SECTION X. ELECTIVE DEFERRALS -- CONTRIBUTION LIMITATION

No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under section XIII of this amendment and section 414(v) of the Code, if applicable.

[ ]    SECTION XI. MAXIMUM SALARY REDUCTION CONTRIBUTIONS

Except to the extent permitted under section XIII of this amendment and section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under section 408(p)(2)(A)(ii) of the Code for the calendar year.

[X]    SECTION XII. MODIFICATION OF TOP-HEAVY RULES

The top-heavy requirements of section 416 of the Code and sections 18 and 19 of the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

[X]    SECTION XIII. CATCH-UP CONTRIBUTIONS

If elected by the employer, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make

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catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code with respect to contributions after June 17, 2002. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

[X]    SECTION XIV. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified by the employer below.

Suspension Period for Hardship Distributions: (Choose one)

  X        A participant who receives a distribution of elective deferrals in
----- calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

           A participant who receives a distribution of elective deferrals in
----- calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified in the provisions of the plan relating to suspension of elective deferrals that were in effect prior to this amendment.

[X]    SECTION XV. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

1. Effective date. If elected by the employer, this section shall apply for distributions after December 31, 2001:

(Choose one)

  X        regardless of when the severance from employment occurred.
-----

           for severances from employment occurring after __________.
-----      (Enter date.)

2. New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a

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distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

[X]    SECTION XVI. MAXIMUM EMPLOYEE CONTRIBUTION LIMITATION

Effective January 1, 2003, Sections 4.1 and 4.4 shall be amended by replacing "15%" with "25%" each place that it appears.

[X]    SECTION XVII. ELIGIBILITY

After December 31, 1996 and prior to January 1, 2001, any employee otherwise eligible to participate in the Plan shall become a participant as of the date which is six (6) months after the date he or she performs his or her first hour of employment with the Employer.

       IN WITNESS WHEREOF, this amendment has been executed on the date set forth below.


December 30, 2002

                                                    By: /s/ James R. Voss
                                                        ------------------------
                                                    Name: James R. Voss
                                                    Title: Senior Vice President


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